Exhibit 10.3

Execution Version

GUARANTY AGREEMENT

This GUARANTY AGREEMENT, dated as of September 22, 2023 (the “Effective Date”), is made SUSTAINABLE OILS, INC, a Delaware limited liability company (the “Guarantor”), in favor of ORION ENERGY PARTNERS TP AGENT, LLC, as Administrative Agent (as defined below), for itself and on behalf of each other Secured Party as defined in the Credit Agreement referred to below (the Administrative Agent and each other Secured Party, collectively, the “Guaranteed Parties”).

RECITALS:

WHEREAS, Bakersfield Renewable Fuels, LLC, a Delaware limited liability company (the “Project Company”), an Affiliate of the Guarantor, desires to install, develop, construct, finance and operate a renewable diesel refinery to be located in Bakersfield, California (the “Project”);

WHEREAS, in order to finance the development, construction, completion, ownership and operation of the Project on a limited recourse basis and certain other costs, fees and expenses associated therewith, BKRF OCB, LLC, a Delaware limited liability company (the “Borrower”) and BKRF OCP, LLC, a Delaware limited liability company entered into that certain Credit Agreement, dated as of May 4, 2020 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with the several banks and other financial institutions and entities from time to time party thereto as lenders and Orion Energy Partners TP Agent, LLC, as collateral agent (in such capacity, the “Collateral Agent”) and as Administrative Agent;

WHEREAS, pursuant to that certain Secured Promissory Note, dated as of date hereof, by and among Secured Party and Guarantor, Borrower has agreed to make extensions of credit (with the proceeds of the Loans under the Credit Agreement) to the Guarantor subject to the terms set forth therein (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Note");

WHEREAS, the Guaranteed Parties are providing the funding to Borrower to provide funding to Guarantor under the Note, and as consideration for the extensions of credit contemplated in the prior recital (and as consideration for any future extension of credit made under the Note, if any), the Guaranteed Parties are requiring Guarantor, as an Affiliate of the Borrower, to provide the guaranty contemplated hereby;

WHEREAS, the Guarantor has previously entered into that certain Pledge and Security Agreement, dated as of January 30, 2023 (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "OIC Pledge and Security Agreement"), in favor of the Collateral Agent, pursuant to which Guarantor granted liens on the assets specified in such agreement in favor of the Collateral Agent;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to make their respective extensions of credit to Borrower under the Credit Agreement, the Guarantor hereby agrees with the Administrative Agent, as follows:

SECTION 1.    DEFINED TERMS

1.1          Definitions. (a) Each capitalized term used and not otherwise defined herein (including the preamble and recitals) has the meaning assigned to such term (whether directly or by reference to another agreement or document) in the Credit Agreement. In addition to the terms defined in the Credit Agreement, the following terms have the following respective meanings:

“Administrative Agent” has the meaning assigned to such term in the recitals to this Guaranty.

“Borrower” has the meaning assigned to such term in the recitals to this Guaranty.

“Credit Agreement” has the meaning assigned to such term in the recitals to this Guaranty.

“Demand Notice” has the meaning assigned to such term in Section 2.1(a).

“Guaranteed Obligations” means the Obligations (including principal and interest on the Loans) whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any debtor relief law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Guaranteed Parties” has the meaning assigned to such term in the introductory paragraph of this Guaranty.

“Lenders” has the meaning assigned to such term in the recitals to this Guaranty.

“Material Adverse Effect” means a material adverse effect on: (a) the business, assets, properties, operations or financial condition of the Guarantor; (b) the ability of the Guarantor to perform its material obligations under this Guaranty and the Financing Documents in accordance with the terms thereof or (c) the rights and remedies of the Secured Parties, taken as a whole, under this Guaranty.

“Secured Parties” has the meaning assigned to such term in the Credit Agreement.

“Guarantor” has the meaning assigned to such term in the preamble to this Guaranty.

“Guaranty” means this Guaranty Agreement, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time.

“Susoils Borrower Pledge and Security Agreement” means that certain Pledge and Security Agreement dated as of September 22, 2023, between each of Guarantor, Global Clean Energy Holdings, Inc. and the Borrower.

1.2        Rules of Interpretation. For all purposes of this Guaranty, except as otherwise expressly provided, the rules of interpretation set forth in Section 1.02 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein.

SECTION 2.    GUARANTY

2.1        Guarantee.

(a)       For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor, jointly and severally with any other guarantor of the Guaranteed Obligations, hereby unconditionally and irrevocably guarantees the full payment and performance (whether at stated maturity, upon acceleration or otherwise) of all Guaranteed Obligations, in each case as primary obligor and not merely as surety and with respect to all such Guaranteed Obligations howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, subject to the limitation set forth in Section 2.7. This is a guaranty of payment and not merely of collection. Upon failure of Borrower to punctually pay any amounts of such Guaranteed Obligations when due pursuant to the Credit Agreement resulting in a continuing Event of Default, and upon written demand by any Guaranteed Party (a “Demand Notice”) to the Guarantor to the address set forth on Schedule 1 or at such other address specified in writing to the Administrative Agent in accordance with the Credit Agreement, the Guarantor agrees to pay or cause to be paid such past due amounts within ten (10) Business Days of its receipt of a Demand Notice with respect thereto, subject to the limitation set forth in Section 2.7; provided that any delay by any Guaranteed Party in giving such demand shall in no event affect the Guarantor’s obligations under this Guaranty; provided, further, that no such demand shall be required to be delivered in the event Borrower or the Guarantor is subject to a Bankruptcy.

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(b)        The guarantee contained in this Section 2 shall remain in full force and effect until this Guaranty terminates in accordance with Section 5.14.

(c)        The Guarantor agrees to pay or reimburse the Administrative Agent for all its reasonable and actual, documented out-of-pocket costs and expenses incurred in collecting against the Guarantor under the guarantee contained in this Section 2 or otherwise enforcing or preserving any rights under this Guaranty, including the reasonable and documented fees and expenses of external counsel to the Administrative Agent.

2.2        No Subrogation. Notwithstanding any payment made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by any Secured Party, so long as any of the Guaranteed Obligations under the Financing Documents remain outstanding (subject to Section 2.5), (a) the Guarantor subordinates all of its rights of subrogation to any of the rights of any Secured Party against Borrower or any other Loan Party or any collateral security or guarantee or right of offset held by the Collateral Agent, the Administrative Agent or any other Secured Party for the payment of the Guaranteed Obligations, and (b) the Guarantor subordinates all of its rights to seek or be entitled to seek any contribution or reimbursement from Borrower or any other Loan Party in respect of payments made by the Guarantor hereunder, in each case, until this Guaranty has been terminated in accordance with its terms. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when this Guaranty remains in full force and effect, such amount shall be held by the Guarantor in trust for the Secured Parties, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, promptly be turned over to the Administrative Agent in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Administrative Agent, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, in such manner and in such order as specified in the Credit Agreement.

2.3        Amendments, etc. with respect to the Guaranteed Obligations. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Guaranteed Obligations made by any Guaranteed Party may be rescinded by such Guaranteed Party and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Guaranteed Party, the Credit Agreement and the other Financing Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, and any collateral security, guarantee or right of offset at any time held by any Guaranteed Party for the payment of the Guaranteed Obligations may be sold, exchanged, waived, surrendered or released. No Guaranteed Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Guaranteed Obligations or for the guarantee contained in this Section 2 or any other guarantee of the Guaranteed Obligations or any property subject thereto. Nothing in this Section 2.3 shall limit or impair any Loan Parties’ rights under the Credit Agreement or any other Financing Document.

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2.4        Guarantee Absolute and Unconditional. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by any Guaranteed Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between Holdings, Borrower and the Guarantor, on the one hand, and any Guaranteed Party, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Except for any notice expressly provided herein (including Demand Notices), the Guarantor waives diligence, presentment, protest, proof of notice of non-payment, demand for payment and notice of default or nonpayment to or upon Holdings, Borrower or the Guarantor with respect to the Guaranteed Obligations. The Guarantor understands and agrees that the guarantee of the Guarantor contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment until the termination of this Guaranty without regard to (a) the validity or enforceability of the Credit Agreement, any other Financing Document, any of the Guaranteed Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Guaranteed Party (including any provision of Applicable Law purporting to prohibit the performance by any Loan Party of any of its obligations under the Financing Documents (other than any such invalidity or unenforceability with respect solely to the Guaranteed Obligations)), (b) the existence of any claim, defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by Holdings, Borrower, the Guarantor or any other Person against any Guaranteed Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of Holdings, Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of or defense of a surety or guarantor or any other obligor on any obligation of Holdings for its Guaranteed Obligations, or of the Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against the Guarantor, any Guaranteed Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any Loan Party, any other guarantor or any other Person or against any collateral security or guarantee for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by any Guaranteed Party to make any such demand, to pursue such other rights or remedies or to collect any payments from any Loan Party, any other guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Loan Party, any other guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Guaranteed Party against the Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings. The Guarantor acknowledges that its obligations hereunder are joint and several obligations with the other Guarantors (as defined in the Credit Agreement), and that none of (i) the failure of another Guarantor (as defined in the Credit Agreement) to perform under its Guaranty (as defined in the Credit Agreement) or (ii) any other circumstance affecting another Guarantor (as defined in the Credit Agreement) shall constitute a defense or discharge of its obligations hereunder.

2.5        Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by any Guaranteed Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower or the Guarantor or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

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2.6        Payments. The Guarantor hereby agrees that payments made by it in respect of the Guaranteed Obligations will be made in Dollars without set-off or counterclaim and free and clear of and without deduction for any Taxes, in accordance with the Credit Agreement.

2.7        Limitation on Liability. Notwithstanding anything to the contrary herein, the aggregate liability of Guarantor under this Guaranty shall not exceed an amount equal to (a) $15,000,000 minus (b) any amounts paid to Borrower by Guarantor in respect of the Note.

SECTION 3.    REPRESENTATIONS AND WARRANTIES

On each of the Amendment Effective Date, any Funding Date, any Disbursement Date, each Completion Date and the Term Conversion Date and on any other date that the representations herein are required to be made pursuant to the Financing Documents, the Guarantor represents and warrants to Secured Party that, as of such date:

3.1        Corporate Existence and Business. The Guarantor (a) is a limited liability company duly organized, validly existing and in good standing under the laws of its state of organization or formation and

(b) is duly qualified to do business and in good standing in each other jurisdiction in which such qualification is necessary to execute, deliver and perform this Guaranty.

3.2        Power  and  Authorization;  Enforceable  Obligations.

(a)        The Guarantor has all limited liability company power and authority to execute, deliver and perform this Guaranty and to take all action as may be necessary to complete the transactions contemplated hereunder. The Guarantor has taken all necessary limited partnership, corporate or limited liability company action to authorize the execution, delivery and performance of this Guaranty and to complete the transactions contemplated hereby. No consent or authorization of, filing with, or other act by or in respect of any other Person or Governmental Authority is required in connection with the execution, delivery or performance by the Guarantor, or the validity or enforceability as to the Guarantor, of this Guaranty, except such consents, authorizations, filings or other acts as have already been obtained or made. This Guaranty has been duly executed and delivered by the Guarantor and constitutes a legal, valid and binding obligation of the Guarantor enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the right of creditors generally and by general principles of equity.

3.3      No Legal Bar. The execution, delivery and performance by the Guarantor of this Guaranty and the consummation of the transactions contemplated hereby (including the making by the Guarantor of any payments hereunder) will not violate in any material respect any Applicable Law or any material contractual obligation of the Guarantor and will not result in, or require, the creation or imposition of any material Lien on any of the properties or revenues of the Guarantor pursuant to any Applicable Law or any such contractual obligation.

3.4       Transaction Documents. The Guarantor has reviewed and is familiar with the terms of the Transaction Documents that are material to its obligations hereunder.

  3.5       Solvency  Matters.

(a)       Financial Information. The Guarantor has established adequate means of obtaining financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of the Loan Parties and their respective properties on a continuing basis (including any amendments to any relevant Financing Document that are material to its obligations hereunder), and the Guarantor now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of the Loan Parties and their respective properties.

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(b)          Solvency. Immediately after giving effect to the transactions to occur on the date hereof and the transactions contemplated by this Guaranty, the Guarantor together with its Subsidiaries, on a consolidated basis, is Solvent.

(c)            Creditors. The Guarantor is not executing this Guaranty with any intention to hinder, delay or defraud any creditor or creditors of any of them.

3.6           Compliance with Laws. The Guarantor is in compliance with Applicable Laws, except to the extent any non-compliance would not reasonably be expected to have a Material Adverse Effect.

3.7           No Litigation or Proceeding. There is no pending or threatened (in writing) litigation, investigation, action or proceeding of or before any court, arbitrator or Governmental Authority (i) seeking to restrain or prohibit the consummation of the transactions contemplated by the Transaction Documents to which Guarantor is party, (ii) purporting to affect the legality, validity or enforceability of any of the Transaction Documents to which Guarantor is party or (iii) against or affecting any of their respective properties or assets or the transactions contemplated by this Guaranty and the other Transaction Documents to which such Guarantor is a party, which in the case of this clause (iii) would reasonably be expected to have a Material Adverse Effect.

3.8          Investment Company Act. The Guarantor is not required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

3.9         Sanctions, Anticorruption Laws, AML.

(a)         None of the Guarantor or its officers, directors, Affiliates or agents (i) is a Sanctioned Person; or (ii) engages in any dealings or transactions in or with a Sanctioned Country or that are otherwise prohibited by Sanctions.

(b)        The Guarantor has implemented and currently maintains policies and procedures sufficient to provide reasonable assurances of compliance with Sanctions, Anti-Corruption Laws, and Anti-Money Laundering Laws.

(c)        The Guarantor and its officers, directors, employees, and agents are in compliance with Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions.

SECTION 4.      COVENANTS

The Guarantor hereby covenants and agrees for the benefit of the Guaranteed Parties as follows:

4.1        Existence; Business Activities. The Guarantor shall (a) maintain and preserve its existence as a limited liability company in good standing in the state of its organization or formation, (b) maintain its qualification to do business in each other jurisdiction where such qualification is necessary to perform its obligations hereunder and (c) maintain and preserve all rights, privileges and franchises necessary in the normal course of conduct of its business, except, in the case of clauses (b) and (c), where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

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4.2         Compliance with Laws. The Guarantor shall comply with all Applicable Laws, except where such non-compliance would not reasonably be expected to have a Material Adverse Effect.

4.3         Further Assurances. The Guarantor shall perform, upon the reasonable request of the Administrative Agent, reasonable acts as may be necessary to carry out the terms of this Guaranty.

4.4         No Liquidation, Merger or Consolidation. The Guarantor shall not (a) liquidate, wind-up or dissolve, or (b) combine, merge or consolidate with or into any other entity, unless the Guarantor is the survivor or, if applicable, the transferee or surviving Person assumes all of its obligations hereunder by operation of law or otherwise.

4.5        Notice of Terms. The Guarantor shall, as soon as reasonably possible (and in no event more than 3 Business Days after receipt of a copy thereof from a third party or Guarantor’s provision of the same to a third party) provide the Administrative Agent with any term sheets, summary of material terms, or any other material documents relating to any licenses of intellectual property of Guarantor, any material sales of assets or equity in Guarantor, or any incurrence of debt by Guarantor.

SECTION 5.      MISCELLANEOUS

5.1       Setoff. In addition to any rights and remedies of the Secured Parties provided by law, each Secured Party shall have the right, without prior notice to the Guarantor, any such notice being expressly waived by the Guarantor to the extent permitted by applicable law, upon all the Guaranteed Obligations becoming due and payable (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Secured Party to or for the credit or the account of the Guarantor. Each Secured Party agrees promptly to notify Borrower, Guarantor and the Administrative Agent after any such setoff and application of the proceeds thereof made by such Secured Party; provided that the failure to give such notice shall not affect the validity of such setoff and application.

5.2       Authority of Administrative Agent. The Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Guaranty with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guaranty shall, as among the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent, on the one hand, and the Guarantor, on the other hand, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and the Guarantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

5.3       Amendments in Writing. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.02 of the Credit Agreement and, for the avoidance of doubt, the written consent of all of the parties hereto.

5.4      Notices. All notices, requests and demands to or upon the Administrative Agent or the Guarantor hereunder shall be effected in the manner provided for in Section 10.01 of the Credit Agreement and in the case of Guarantor, at the address provided for in the Susoils Borrower Pledge and Security Agreement or at such other address specified in writing to the Administrative Agent in accordance with the Credit Agreement.

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5.5       Waivers.

(a)       No failure or delay of the Administrative Agent or the other Secured Parties in exercising any right or power hereunder or under any other Financing Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce any such right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

(b)       EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ITS RESPECTIVE RIGHTS TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS SPONSOR GUARANTY OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS SPONSOR GUARANTY OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS SPONSOR GUARANTY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS SPONSOR GUARANTY, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 5.5 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER FINANCING DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS SPONSOR GUARANTY.

(c)       Waiver of Immunity. To the extent that a party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, sovereign immunity or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity, to the fullest extent permitted by law, in respect of its obligations under this Guaranty.

5.6       Remedies Cumulative; Joint and Several Liability. The rights and remedies of the Administrative Agent and the other Secured Parties hereunder and under the other Financing Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. The Guarantor agrees and acknowledges its liability is joint and several with those of other guarantors and that the Administrative Agent and each holder of any Guaranteed Obligations may demand payment of, enforce and recover from the Guarantor, any other Guarantor (as defined in the Credit Agreement) or any other Loan Party obligated for any or all of such Guaranteed Obligations in any order and in any manner whatsoever, without any requirement that the Administrative Agent or such holder seek to recover from the Guarantor or such other Persons first or the Guarantor or such other Persons pro rata or on any other basis.

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5.7       Severability. In the event any one or more of the provisions contained in this Guaranty should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

5.8       Successors and Assigns.

(a)       This Guaranty shall inure to the benefit of the Administrative Agent and its successors and permitted assigns. The Administrative Agent shall not assign any of its rights hereunder except as permitted by the Credit Agreement.

(b)       This Guaranty is binding upon the Guarantor and its successors and permitted assigns. The Guarantor may not assign any of its rights and obligations hereunder without the prior written consent of the Required Lenders (and any purported assignment in violation of this Section shall be void).

5.9       Counterparts. This Guaranty may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective when executed and delivered by each Person intended to be a party hereto. Delivery of an executed counterpart to this Guaranty by facsimile or scanned electronic transmission shall be as effective as delivery of a manually signed original.

5.10       Section Headings. The Section headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

5.11       Jurisdiction; Consent to Service of Process.

(a)       Any legal action or proceeding with respect to this Guaranty shall be brought in the courts of the State of New York, or of the United States District Court for the Southern District of New York, in each case, seated in the County of New York and, by execution and delivery of this Guaranty, each party hereto hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts. Each party hereto agrees that a judgment, after exhaustion of all available appeals, in any such action or proceeding shall be conclusive and binding upon it, and may be enforced in any other jurisdiction, including by a suit upon such judgment, a certified copy of which shall be conclusive evidence of the judgment. Each party hereto hereby further irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any parties thereto by registered or certified mail, postage prepaid, to such party at its notice address in accordance with Section 5.4 and agrees that such service of process is sufficient to confer personal jurisdiction over such party in any such court, and otherwise constitutes effective and binding service in every respect.

(b)       Waiver of Venue. Each party hereto hereby irrevocably waives any objection that it may now have or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Guaranty brought in the Supreme Court of the State of New York or in the United States District Court for the Southern District of New York, in each case, seated in the County of New York and hereby further irrevocably waives any right to stay or dismiss any such suit, action or proceeding brought in any such court on the basis of having been brought in an inconvenient forum.

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5.12       GOVERNING LAW. THIS SPONSOR GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND ANY DISPUTE OF CLAIMS ARISING IN CONNECTION THEREWITH SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

5.13       Entire Agreement. This Guaranty, together with other agreements attached hereto or referred to herein, constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among or representations from the parties or their Affiliates with respect to the subject matter hereof is superseded by this Guaranty and the other Financing Documents.

5.14       Termination. This Guaranty and the Guarantor’s obligations hereunder shall automatically terminate upon the repayment in full in cash of the Note Amount (as defined in the Note).

5.15       Confidentiality. This Guaranty and any information delivered by the Guarantor pursuant hereto shall constitute confidential information and shall be subject to the confidentiality provisions of Section 10.12 of the Credit Agreement as if fully set forth herein mutatis mutandis.

5.16       Electronic Execution. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Guaranty and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

5.17       Reservation of Rights. Nothing in this Guaranty shall be construed as a waiver or limit the recourse of the Guaranteed Parties under the Credit Agreement, and the Guaranteed Parties reserve all rights and waive none.

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IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty to be duly executed and delivered as of the date first above written.

SUSTAINABLE OILS, INC,

By:	/s/ Richard Palmer
Name:	Richard Palmer
Title:	President

[Signature Page to Guaranty Agreement (SUSOILS)]

Acknowledged and agreed:

ORION ENERGY PARTNERS TP AGENT, LLC

in its capacity as Administrative Agent

By:	/s/ Gerrit Nicholas
Name: Gerrit Nicholas
Title: Managing Partner

[Signature Page to Guaranty Agreement (SUSOILS)]